Business Combination	12 Months Ended
Dec. 31, 2017
Business Combination1 [Abstract]
Business Combination
BUSINESS COMBINATION
In a transaction that closed on December 20, 2016 (effective date of December 1, 2016), TransGlobe completed the acquisition of production and working interests in certain facilities in the Cardium light oil and Mannville liquids rich gas assets in the Harmattan area of west central Alberta for total consideration of $59.5 million after adjustments. The acquisition was funded by $48.3 million cash from the balance sheet and a 10%, 24-month vendor take back loan of $11.2 million.

In accordance with IFRS, a transaction is accounted for as a business combination when certain criteria are met, such as the acquisition of inputs and processes to convert those inputs into beneficial outputs. TransGlobe assessed the property acquisition and determined that it constitutes a business combination under IFRS. In a business combination, acquired assets and liabilities are recognized by the acquirer at their fair market value at the time of purchase. Any variance between the determined fair value of the assets and liabilities and the purchase price is recognized as either goodwill or a gain in the statement of comprehensive income in the period of acquisition.

The estimated fair value of the property, plant and equipment acquired through the transaction was determined based on the present value of the expected future cash flows associated with the acquired property using both internal estimates and an independent reserve evaluation. The decommissioning liabilities assumed were determined using the timing and estimated costs associated with the abandonment, restoration and reclamation of the wells and facilities acquired. The total net fair value of the acquired property was equal to the consideration paid by the Company. As a result, no bargain purchase gain or goodwill was recognized for the year ended December 31, 2016 relating to the acquisition.

The consideration paid and fair values of the identifiable assets acquired and liabilities assumed by the Company are as follows:

(000s)
Consideration paid
Cash paid to vendor	$48,313
Vendor take back loan	11,162
$59,475

Net assets acquired
Petroleum and natural gas assets	$71,564
Asset retirement obligations assumed	(12,089)
$59,475

For the year ended December 31, 2016, if the acquisition had been effective January 1, 2016, the Company would have realized an estimated additional $17.2 million (unaudited) of production revenue and an estimated additional $7.9 million (unaudited) of net operating income before tax. Between the acquisition date of December 20, 2016 and December 31, 2016, approximately $0.6 million of production revenue and $0.2 million of net operating income before tax was recognized relating to the acquired properties.